NASDAQ: MGYR
2008 Shareholders’ Meeting
February 27, 2008

NASDAQ: MGYR

FORWARD LOOKING STATEMENTS
Certain statements contained herein about future events constitute forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such
forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-
looking terminology, such as “may,” “will,” “believe,” “expect,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those risks previously disclosed in the Company’s filings with the SEC, general economic conditions, changes in interest rates, regulatory considerations, competition, technological developments, retention and recruitment of qualified personnel, and market acceptance of the Company’s pricing, products and services, and with respect to the loans extended by the Bank to Solomon Dwek and real estate owned, the following: risks related to the economic environment in the market areas in which the Bank operates, particularly with respect to the real estate market in New Jersey; the risk that the value of the real estate securing these loans may decline in value; and
the risk that significant expense may be incurred by the Company in connection with the resolution of these loans.
The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: MGYR

Magyar Bancorp Overview
• Founded in 1922.
• On January 23, 2006, Magyar Bancorp completed its IPO
 raising $26.2 mil. It currently has 45.7% of its outstanding shares owned by public shareholders, including the
 MagyarBank Charitable Foundation. The remainder is
 owned by Magyar Bancorp, MHC.
• Magyar operates five branch locations throughout
 Middlesex and Somerset Counties in New Brunswick (2),
 North Brunswick, South Brunswick and Branchburg.

Plainfield
Plainfield
Clark
W Rte 22
Colonia
Dunellen
South Plainfield
Iselin
Raritan
Somerville
Rte 22
Middlesex
Bound Brook
287
22
202
Manville
Metuchen
Fords
Edison
1
95
206
Millstone
New Brunswick
Somerset
Six Mile Run Park
1
Sayreville
North Brunswick Township
95
Delaware And Raritan Canal State Park
Rte 206
South River
East

Magyar Bancorp

NASDAQ: MGYR

Branchburg
1000 Route 202 South
New Brunswick
(Corporate Headquarters)
400 Somerset Street
North Brunswick
582 Milltown Road
South Brunswick
3050 Highway 27
Existing Locations
New Brunswick
(Inside Child Health Institute)
93 French Street
Edison
1167 Inman Avenue
Opening 2008
Magyar Bank Branch Locations

NASDAQ: MGYR

2007 Year in Review
• Business Plan Continued to Spur Growth in 2007
 – 9.0% increase in total assets
 – 9.5% increase in total loans
 – 13.3% increase in total deposits
• 2 New Branch Locations
 – Branchburg (September 2006)
 – Child Health Institute - New Brunswick (March 2007)
• Remote Deposit Implementation
• Online Loan Application for Home Equity Loans/Lines

NASDAQ: MGYR

2007 Year in Review
• Magyar Bank recognized for outstanding service to the
 community
 – FDIC CRA Rating—”Outstanding”
 – America’s Community Bankers - Community Service
 Award
 – NJ League of Community Bankers - Community Service
 Award
 – Employers Association of NJ - Exceptional Employer
 Award

NASDAQ: MGYR

Community Banking Strategy
We attribute the majority of our growth to our commitment to our community and our focus on customer service.
• Building our brand recognition through participation in local community events.
• Strengthening our relationships with existing customers by offering new products and services to help meet their
 growing needs.
 – Customer recognition program produced an increase of 17.7% in program’s deposits since November 2006.
• Leveraging our affiliation with non-profit organizations to create potential business opportunities.

NASDAQ: MGYR

Community Banking Strategy
• We are proud that our MagyarBank Charitable Foundation
 has been able to grant:
 – $141,260 since its inception in 2006; and
 – $66,120 in 2007 alone.

Family & Community Services

VSA arts of New Jersey

HOME SHARING

INFO LINE of Central Jersey

My Daughter's Keeper, Inc.
"Caregivers of Tender Hearts"™

nbt newbrunswicktomorrow

FOUNDATION
University of Medicine & Dentistry of New Jersey

Habitat for Humanity®
www.habitat.org

the Midland School

WOMEN HELPING WOMEN

Family Support Organization of Middlesex County

NASDAQ: MGYR

Here is a sampling of the organizations that MagyarBank Charitable Foundation was able to help.
Community Banking Strategy

NASDAQ: MGYR
Financial Highlights

$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
CAGR: 14.6%
$273,912
$287,078
$359,705
$434,204
$473,177
9/30/2003
9/30/2004
9/30/2005
9/30/2006
9/30/2007

Magyar Bancorp

NASDAQ: MGYR

Dollars in Thousands
Asset Growth

$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
CAGR: 13.1%
$225,675
$223,974
$278,090
$325,602
$368,777
9/30/2003
9/30/2004
9/30/2005
9/30/2006
9/30/2007
Money Market Accounts
Non-interest Checking (DDA)
Interest Checking (NOW)
Savings Accounts
Individual Retirement Accounts
Certificates of Deposit

Magyar Bancorp

NASDAQ: MGYR

Dollars in Thousands
Consistent Deposit Growth

$25,000
$20,000
$15,000
$10,000
$5,000
$0
CAGR: 27.1%
$8,250
$9,925
$14,566
$20,491
$21,514
9/30/2003
9/30/2004
9/30/2005
9/30/2006
9/30/2007

Magyar Bancorp

NASDAQ: MGYR

Dollars in Thousands
Focusing on Demand Account Growth

$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
CAGR: 21.7%
$176,046
$195,910
$270,726
$352,353
$385,582
9/30/2003
9/30/2004
9/30/2005
9/30/2006
9/30/2007
Commercial
Construction
Commercial Real Estate
1-4 Family Residential
HELOC
Other

Magyar Bancorp

NASDAQ: MGYR

Dollars in Thousands
Loan Portfolio Growth

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.07%
0.09%
0.29%
1.70%
2.17%
1.81%
FY '03
FY '04
FY '05
FY '06
FY '07
Q1 '08

Magyar Bancorp

NASDAQ: MGYR

Non-Performing Assets/Total Assets

Magyar(1)	Average(2)	Median(2)
% of C&D Loans	25.2%	31.2%	27.7%
NPAs/Assets	1.81%	2.03%	0.98%
NPLs/Loans	1.91%	2.20%	1.21%
NPAs/Equity	17.92%	27.44%	7.79%
LLR/NPLs	52.79%	141.90%	63.28%
LLR/Loans	1.01%	1.13%	1.11%

(1) Data for the quarter ended 12/31/07.

(2) Data as of the most recent quarter.

As of February 13, 2007

Magyar Bancorp

NASDAQ: MGYR

26 Fully converted U.S. thrifts with construction and
developmental loans greater than 20%
Construction Concentration Peer Group

NASDAQ: MGYR

Update on Credit Issues…
• Solomon Dwek Relationship
 – $4.2 million in Rumson, NJ - Bank is in the process of improving property and seeking buyers which is currently held in OREO.
 – $745,000 in Farmingdale, NJ - Full repayment received
 December 31, 2007
• Kara Homes Relationship
 – Originally $5.1 million with four developments. We have resolved
 3 of the 4 projects.
 – We are left with only one development of nine lots in Little Egg
 Township, NJ held in OREO for $955,000.
• Commercial Real Estate Loan - $1.9 million
 – In the process of foreclosure

3.70%
3.54%
3.38%
3.22%
3.06%
2.90%
3.54%
3.49%
3.39%
3.36%
3.62%
3.27%
3.08%
3.18%
3.15%
2.98%
Interest Margin - Magyar
Interest Margin - Peer Group
9/30/03
9/30/04
9/30/05
9/30/06
9/30/07

Magyar Bancorp
NASDAQ: MGYR

18

Peer Group Source: FDIC UBPR data - Banks with total assets $300M - $1B
Maintaining a Solid Net Interest Margin

12/31/2005 [1]	3/31/2006 [2]	6/30/2006	9/30/2006	FY 2006
Equity	$24,508	$47,052	$47,369	$48,212	$48,212
Tangible Book Value per Share	NM	$7.94	$8.00	$8.14	$8.14
Net Income	$166	($673)	$276	$236	$5
Earnings per Share	NM	NM	$0.05	$0.04	NM

	12/31/2006	3/31/2007	6/30/2007	9/30/2007	FY 2007
Equity	$48,562	$48,902	$47,633	$48,193	$48,193
Tangible Book Value per Share	$8.20	$8.26	$8.17	$8.31	$8.31
Net Income	$272	$159	$194	$92	$716
Earnings per Share	$0.05	$0.03	$0.03	$0.02	$0.12

	12/31/2007
Equity	$49,308
Tangible Book Value per Share	$8.51
Net Income	$142
Earnings per Share	$0.02

Magyar Bancorp

NASDAQ: MGYR

Dollars in thousands except per share data.
(1) Magyar completed its IPO on January 23, 2006 raising $26.2 million
(2) Reflects a one-time charge for funding and organizing the MagyarBank Charitable Foundation of $1,547,000
Equity and Earnings Performance

NASDAQ: MGYR
Stock Price Performance
&
Strategic Initiatives in 2008

$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
60,000
50,000
40,000
30,000
20,000
10,000
0
1/24/2006
2/28/2006
4/4/2006
5/9/2006
6/13/2006
7/18/2006
8/22/2006
9/26/2006
10/31/2006
12/5/2006
1/9/2007
2/13/2007
3/20/2007
4/24/2007
5/29/2007
7/3/2007
8/7/2007
9/11/2007
10/16/2007
11/20/2007
12/24/2007
1/29/2008

Price on 2/26/08 $10.66

Magyar Bancorp
NASDAQ: MGYR

21

NASDAQ: MGYR
MGYR Stock Price & Volume Chart
Since IPO - January 24, 2006

Relative Change
1.50
1.30
1.10
0.90
0.70
0.50
1/24/06
2/21/06
3/21/06
4/19/06
5/17/06
6/15/06
7/14/06
8/11/06
9/11/06
10/9/06
11/6/06
12/5/06
1/5/07
2/5/07
3/6/07
4/3/07
5/2/07
5/31/07
6/28/07
7/27/07
8/24/07
9/24/07
10/22/07
11/19/07
12/18/07
1/17/08
2/15/08
MGYR
SNL Thrift Index
S&P 500 Index

Magyar Bancorp

NASDAQ: MGYR

As of February 15, 2008
MGYR Stock Performance - Index Comparison

NASDAQ: MGYR

Capital Management Strategy
• 5% Buyback of 130,927 shares, announced April 2007
 – Completed November 2007
• Second 5% buyback of 129,924 shares, announced
 November 2007
 – 11,800 shares purchased through February 22, 2008.

NASDAQ: MGYR

Looking Ahead to 2008
• Continue our Community Banking Growth Strategy
• Reduce Non-Performing Assets
• New Branch Location
 – North Edison - Opening Calendar Year 2008
• Managing the Balance Sheet to Maximize Net Interest
 Margin
 – Continued focus on core deposit growth
• Increase Non-Interest Income
 – Implementation of Financial Services Program
 – Non-deposit investment products (Insurance, annuities, mutual funds)
• Focusing on Building Shareholder Value through Managing
 Capital and Effectively Deploying our Community Banking
 Strategy

NASDAQ: MGYR
Any Questions?